The Sentinel Variable Products Trust

                        Supplement dated January 9, 2007
                       to the Prospectus dated May 1, 2006

ALL FUNDS

The Average Annual Return Tables beginning on page 11 are deleted and replaced with the following:

                                                    PAST ONE YEAR       PAST FIVE YEARS        SINCE INCEPTION
FOR THE PERIODS ENDED DECEMBER 31, 2005
Balanced Fund                                       5.65                --                     11.68(1)
S&P 500 INDEX(3)                                    4.91                --                     12.03(1)
LEHMAN AGGREGATE BOND INDEX(4)                      2.43                --                     4.32

Bond Fund                                           1.81                --                     4.95(1)
LEHMAN AGGREGATE BOND INDEX(4)                      2.43                --                     4.32(1)

Common Stock Fund                                   7.64                3.34                   4.28(2)
S&P 500 INDEX(3)                                    4.91                0.54                   0.23(2)

Growth Index Fund                                   2.99                -2.43                  -3.44(2)
S&P 500/CITIGROUP GROWTH INDEX(5)                   4.01                -1.54                  -2.37(2)

Mid Cap Growth Fund                                 3.77                -1.01                  -0.72(2)
S&P 500 INDEX(3)                                    4.91                0.54                   0.23(2)

Money Market Fund                                   2.84%               1.91                   1.98(2)
LIPPER MONEY MARKET FUNDS AVERAGE(6)                2.37                1.59                   1.65(2)

Small Company Fund                                  8.21                9.66                   11.04(2)
RUSSELL 2000 INDEX(7)                               4.55                8.22                   9.43(2)

OFFERING OF FUND SHARES TO SEPARATE ACCOUNTS OF ADDITIONAL INSURANCE COMPANIES

The Funds currently offer shares only to separate accounts of National Life Insurance Company to support variable life insurance policies and/or variable annuity contracts. The Funds' Board of Trustees has authorized the Funds to apply for regulatory relief to permit the offering of shares of each Fund (including new Funds that might be added to the Trust) to separate accounts of insurance companies that are not affiliated with National Life Insurance Company and qualified retirement plans under a "mixed and shared" funding arrangement. The Funds plan to adopt a new mixed and shared funding arrangement following receipt of the requested regulatory relief, at which time references to separate accounts of National Life Insurance Company will be modified to include separate accounts of other insurance companies. The Funds do not currently anticipate offering shares to qualified retirement plans.

Due to differences in tax treatment and other considerations, the interests of separate accounts (whether of National Life Insurance Company or another insurance company) may present certain conflicts of interest. For example, violation of the federal tax laws by one of several insurance company separate accounts investing in a Fund could cause the Fund to lose its tax-deferred status unless remedial actions were taken. The Funds do not foresee such conflicts. However, upon implementation of new funding arrangement, the Board of Trustees will continue to monitor the existence of any material conflicts and determine what action, if any, should be taken should one arise. If a Fund were to sell portfolio securities to pay redemption proceeds to a separate account withdrawing because of a conflict, then the Fund's net asset value could decrease.

PORTFOLIO MANAGERS

This paragraph on page 15 is deleted and replaced with the following:

Sentinel's staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Paul Kandel. The Small-Cap Team is headed by Charles C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. All of the teams include additional portfolio managers and a number of analysts.

MID CAP GROWTH FUND

The Mid Cap Growth Fund paragraph on page 16 is deleted and replaced with the following:

Paul Kandel manages the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel and has managed the Fund since 2006. From 1994 to June 2005, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.